This Supplement is filed pursuant to Rule 497(d) with regard to Equity Income Fund, Concept Series - Tele-Global Trust, Defined Asset Funds


The text of the supplement to the Prospectus dated December 30, 1994 is as follows:

		 Supplement dated September 19, 1995
	      to Prospectus dated December 30, 1994 of
		      Equity Income Fund
		 Concept Series - Tele-Global Trust
			 Defined Asset Funds
            _______________________________________________


	  Effective immediately, the up-front sales charge for regular purchases of this Series is reduced to 2.00% (2.041% of the public offering price), without any further reduction for quantity purchases. In addition, deferred sales charges of $1.625 per 1,000 Units ($6.50 per year) will be deducted on the 10th day of February, May, August and November. Therefore, based on the net asset value on September 18, 1995, the maximum aggregate sales charges for Units purchased at the new rate and held for the remaining life of the Fund is approximately 3.31% of the public offering price (3.374% of the net amount invested). The up-front dealer concession is 1.30% of the public offering price and the deferred dealer concession is $5 of every $6.50 of deferred sales charges. No exchange option is available.




							14625 - 12/94